Exhibit 10.25

AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT

THIS AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT (“Amendment”) is made effective as of the 25th day of January, 2017, by and between Evoke Pharma, Inc. (the “Company”), and Matthew D’Onofrio (“Executive”).

WHEREAS, the Company and Executive are parties to that certain Amended and Restated Employment Agreement, effective as of June 7, 2013 (“Original Agreement”); and

WHEREAS, the Company and Executive desire to amend the Original Agreement on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties agree as follows:

1.	Section 3(b) of the Original Agreement. The second sentence of Section 3(b) of the Original Agreement is hereby amended and restated to read as follows:
“For each year during the term of this Agreement, Executive’s target Annual Bonus shall be 45% of his base salary actually paid for such year.”
2.

Miscellaneous.  This Amendment shall be and is hereby incorporated in and forms a part of the Original Agreement.  All other terms and provisions of the Original Agreement shall remain unchanged except as specifically modified herein.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.  This Amendment shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed wholly within such State, and without regard to the conflicts of laws principles thereof.  The headings of the sections in this Amendment are inserted solely for the convenience of the parties and are not a part of and are not intended to govern, limit or aid in the construction of any term of provision hereof. This Amendment may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

(Signature Page Follows)

Exhibit 10.25

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date(s) set forth below.

EVOKE PHARMA, INC.

Dated: 3-8-17	By: /s/ David A. Gonyer
Name: David A. Gonyer Title: Chief Executive Officer

EXECUTIVE

Dated: 3-13-17	/s/ Matthew D’Onofrio Matthew D’Onofrio